Vanguard Target Retirement Funds

Important Information About Fund Minimums

Effective immediately, the minimum investment to open and maintain an account in a Target Retirement Fund has been lowered from $3,000 to $1,000.

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing account.

© 2011 The Vanguard Group, Inc. All rights reserved.
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